    As filed with the Securities and Exchange Commission on March 20, 2000

                           PROXY STATEMENT PURSUANT
                      TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the Registrant [X]

Filed by a party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement
[_] Confidential, for Use of the Commission Only
[X] Definitive Proxy Statement as permitted by Rule 14a-6(e)(2))
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             MuniYield Fund, Inc.
                         MuniYield Quality Fund, Inc.
                        MuniYield Quality Fund II, Inc.

     ---------------------------------------------------------------
               (Name of Registrant as Specified in Its Charter)

     ---------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

 (1)  Title of each class of securities to which transaction applies:

 (2)  Aggregate number of securities to which transaction applies:

 (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.):

 (4)  Proposed maximum aggregate value of transaction:

 (5)  Total fee paid:

[_] Fee paid previously with preliminary materials:

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

  (2) Form, Schedule or Registration Statement No.:

  (3) Filing Party:

  (4) Date Filed:

                             MUNIYIELD FUND, INC.
                         MUNIYIELD QUALITY FUND, INC.
                        MUNIYIELD QUALITY FUND II, INC.
                                 P.O. Box 9011
                       Princeton, New Jersey 08543-9011

                               ----------------

                 NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                APRIL 27, 2000
TO THE STOCKHOLDERS:

  Notice is hereby given that the 2000 Annual Meeting of Stockholders (the "Meeting") of each of the above-listed investment companies (each a "Fund" and, collectively, the "Funds") will be held at the offices of Merrill Lynch Asset Management, L.P., 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 27, 2000 at the time specified for each Fund in Exhibit A to the combined proxy statement for the following purposes:

    (1) To elect a Board of Directors of each Fund to serve for the ensuing year;

    (2) To consider and act upon a proposal to ratify the selection of Deloitte & Touche LLP to serve as independent auditors of each Fund for its current fiscal year; and

    (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

  The Board of Directors of each Fund has fixed the close of business on February 23, 2000 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof.

  A complete list of the stockholders of each Fund entitled to vote at the Meeting will be available and open to the examination of any stockholder of that Fund for any purpose germane to the Meeting during ordinary business hours from and after April 13, 2000, at the office of the Funds, 800 Scudders Mill Road, Plainsboro, New Jersey 08536. You are cordially invited to attend the Meeting. Stockholders who do not expect to attend the meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for this purpose. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the internet, please take advantage of these prompt and efficient voting options. The enclosed proxy is being solicited on behalf of the Board of Directors of each Fund.

  If you have any questions regarding the enclosed proxy material or need assistance in voting your shares, please contact our proxy solicitor, Shareholder Communications Corporation at 1-800-645-4519.

                                          By Order of the Boards of Directors

                                          Alice A. Pellegrino
                                          Secretary of the Funds
Plainsboro, New Jersey
Dated: March 20, 2000

                           COMBINED PROXY STATEMENT

                               ----------------

                             MUNIYIELD FUND, INC.
                         MUNIYIELD QUALITY FUND, INC.
                        MUNIYIELD QUALITY FUND II, INC.
                                 P.O. BOX 9011
                       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

                      2000 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                                APRIL 27, 2000

                                 INTRODUCTION

  This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Directors of the above-listed funds (each a "Fund" and, collectively, the "Funds"), to be voted at the 2000 Annual Meeting of Stockholders of each Fund (the "Meeting"), to be held at the offices of Merrill Lynch Asset Management, L.P. ("MLAM"), 800 Scudders Mill Road, Plainsboro, New Jersey, on Thursday, April 27, 2000 at the time specified in Exhibit A hereto. The approximate mailing date of this Proxy Statement is March 22, 2000.

  Each Fund is organized as a Maryland corporation. For ease and clarity of presentation, throughout the proxy statement shares of common stock of a Fund are referred to as "Shares," the outstanding Shares together with the outstanding auction market preferred stock ("AMPS") of a Fund are referred to collectively as the "Capital Stock," holders of Shares or AMPS are referred to as "stockholders," the Board of Directors of each of the Funds is referred to as the "Board," the directors of each Fund are referred to as "Board members," the investment adviser of each Fund is referred to as the "Investment Adviser" or "FAM" and each Fund's Articles of Incorporation (as amended and supplemented) is referred to as its "charter." Unless otherwise indicated, MLAM and Fund Asset Management L.P. ("FAM") are together referred to as "MLAM."

  All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted for the election of the Board members and for the ratification of the selection of independent auditors to serve for that Fund's current fiscal year. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

  The Board of each Fund has fixed the close of business on February 23, 2000 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, each Fund had outstanding the number of Shares and the number of shares of AMPS indicated in Exhibit A. To the knowledge of each Fund, as of the Record Date, no person is the beneficial owner of more than five percent of the outstanding Shares or AMPS at such date.

  The Board of each Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

                       ITEM 1. ELECTION OF BOARD MEMBERS

  At the Meetings, the Board members of each Fund will be elected to serve until the next Annual Meeting of Stockholders for such Fund and until their successors are elected and qualified. It is intended that all properly executed proxies will be voted (unless such authority has been withheld in the proxy) as follows:

  (1) All proxies of the holders of AMPS, voting separately as a class, in favor of the two (2) persons designated in Exhibit A as Board members to be elected by holders of AMPS; and

  (2) All proxies of the holders of Shares and AMPS, voting together as a single class, in favor of the five (5) persons designated in Exhibit A as Board members to be elected by holders of Shares and AMPS.

  The Board of each Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominee or nominees as the Board for such Fund may recommend.

  Certain information concerning the nominees is set forth below. Additional information concerning the nominees and other information relevant to the election of Board members is set forth in Exhibit A.

                                                    Principal Occupations
                                                    During Past Five Years
         Name and Address           Age          and Public Directorships(1)
         ----------------           ---          ---------------------------
James H. Bodurtha (/1/)(/2/)(/3/).   56 Director and Executive Vice President, The
 36 Popponesset Road                    China Business Group, Inc. since 1996;
 Cotuit, Massachusetts 02635            Chairman and Chief Executive Officer, China
                                        Enterprise Management Corporation from 1993
                                        to 1996; Chairman, Berkshire Corporation
                                        since 1980; Partner, Squire, Sanders &
                                        Dempsey from 1980 to 1993.
Terry K. Glenn (/1/)(/3/)* .......   59 Executive Vice President of FAM and MLAM
 P.O. Box 9011                          since 1983; Executive Vice President and
 Princeton, New Jersey 08593-9011       Director of Princeton Services, Inc.
                                        ("Princeton Services")
                                        since 1993; President of Princeton Funds
                                        Distributor, Inc. ("PFD") since 1986 and
                                        Director thereof since 1991; President of
                                        Princeton Administrators, L.P. since 1988.
Herbert I. London (/1/)(/2/)(/3/).   61 John M. Olin Professor of Humanities, New
 2 Washington Square Village            York University since 1993 and Professor
 New York, New York 10012               since 1980; President, Hudson Institute since
                                        1997 and Trustee thereof since 1980; Dean,
                                        Gallatin Division of New York University from
                                        1976 to 1993; Distinguished Fellow, Herman
                                        Kahn Chair, Hudson Institute from

                                           1984 to 1985; Director, Damon Corp. from 1991
                                           to 1995; Overseer, Center for Naval Analyses
                                           from 1983 to 1993; Limited Partner, Hypertech
                                           LP in 1996.
Joseph L. May (/1/)(/2/)(/3/) .......   70 Attorney in private practice since 1984;
 424 Church Street                         President, May and Athens Hosiery Mills
 Suite 2000                                Division, Wayne-Gossard Corporation from 1954
 Nashville, Tennessee 37219                to 1983; Vice President, Wayne-Gossard
                                           Corporation from 1972 to 1983; Chairman,
                                           The May Corporation (personal holding
                                           company) from 1972 to 1983; Director, Signal
                                           Apparel Co. from 1972 to 1989.
Andre F. Perold (/1/)(/2/)(/3/)......   47 Professor, Harvard Business School since 1989
 Morgan Hall                               and Associate Professor from 1983 to 1989;
 Soldiers Field                            Trustee, The Common Fund since 1989;
 Boston, Massachusetts 02163               Director, Quantec Limited from 1991 to 1999;
                                           Director TIBCO from 1994 to 1996; Director,
                                           Genbel Securities Limited and Gensec Bank
                                           since 1999; Director, Gensec Asset Management
                                           since 2000; Director, Bulldogresearch.com
                                           since 2000.
Roberta Cooper Ramo(/1/)(/2/)(/3/)**.   57 Shareholder, Modrall, Sperling, Roehl, Harris
 P.O. Box 2168                             & Sisk, P.A. since 1993; President, American
 500 Fourth Street, N.W.                   Bar Association from 1995 to 1996 and Member
 Albuquerque, New Mexico 87103             of the Board of Governors thereof from 1994
                                           to 1997; Partner, Poole, Kelly & Ramo,
                                           Attorneys at Law, P.C. from 1977 to 1993;
                                           Director, Coopers, Inc. since 1999; Director,
                                           United New Mexico Bank (now Wells Fargo) from
                                           1983 to 1988; Director, First National Bank
                                           of New Mexico (now First Security) from 1975
                                           to 1976.
Arthur Zeikel(/1/)(/3/)*.............   67 Chairman of FAM and MLAM from 1997 to 1999;
 300 Woodland Avenue                       President of FAM and MLAM from 1977 to 1997;
 Westfield, New Jersey 07090               Chairman of Princeton Services from 1997 to
                                           1999, Director thereof from 1993 to 1999 and
                                           President thereof from 1993 to 1997;
                                           Executive Vice President of Merrill Lynch &
                                           Co., Inc. ("ML & Co.") from 1990 to 1999.

--------
(1) Each of the nominees is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLAM acts as investment adviser. See "Compensation of Board Members."
(2) Member of the Audit Committee of each Board.
(3) Please see Exhibit A for information with respect to each Fund, indicating the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of Shares and AMPS, voting together as a single class.
 * Interested person, as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of each of the Funds.
** On December 15, 1999 the Board of each Fund appointed Ms. Ramo as a Board member of each of the Funds.

  Committee and Board Meetings. The Board of each Fund has a standing Audit Committee, which consists of Board members who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent auditors and the evaluation by such auditors of the accounting procedures followed by the Fund. The Audit Committee also reviews and nominates candidates to serve as non-interested Board members. The non-interested Board members have retained independent legal counsel to assist them in connection with these duties.

  During each Fund's last fiscal year, each of the Board members then in office attended at least 75% of the aggregate of the total number of meetings of the Board held during the fiscal year and, if a member, of the total number of meetings of the Audit Committee held during the period for which he or she served.

  Compliance with Section 16(a) of the Securities Exchange Act of 1934.
Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the officers and directors of each Fund and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

  Based solely on each Fund's review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, each Fund believes that all of its officers, directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act because of the requirements of Section 30 of the Investment Company Act, (i.e., any advisory board member, investment adviser or affiliated person of the Fund's Investment Adviser), have complied with all filing requirements applicable to them with respect to transactions during the Fund's most recent fiscal year, with the exception that (i) Alice A. Pellegrino inadvertently made late Form 3 filings for all of the Funds reporting her election as Secretary of the Funds, (ii) Philip M. Mandel, who retired as Secretary of the Funds on April 30, 1999, inadvertently made late Form 5 filings for all of the Funds and (iii) Linda L. Federici, Senior Vice President of MLAM and FAM, inadvertently made a late Form 4 filing with respect to MuniYield Quality Fund, Inc. during the fiscal year ended October 31, 1998.

  Interested Persons. Each Fund considers Messrs. Glenn and Zeikel to be "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act because of the positions each holds or has held with FAM and its affiliates. Mr. Glenn is the President of each Fund.

  Compensation of Board Members. The Funds pay fees to each non-interested Board member for service to the Funds. Each non-interested Board member receives an aggregate annual retainer of $100,000 for his or her services to multiple investment companies and portfolios advised by the Investment Adviser or its affiliates ("Affiliate-advised funds"). As of the date of this Combined Proxy Statement, the Board members serve on the boards of a number of Affiliate-advised funds set forth in Exhibit A under "Information Pertaining to Officers and Board Members." The portion of the annual retainer allocated to each fund is determined quarterly based on relative net assets of each fund. In addition, each non-interested Board member receives a fee per in-person board meeting attended and per in-person Audit Committee meeting attended. The annual per meeting fees paid to each non-interested Board member aggregate $60,000 for all Affiliate-advised funds on which such Board members serve and are allocated equally among those funds. The Funds also reimburse the non-interested Board members for actual out-of-pocket expenses relating to attendance at meetings. The Audit Committee consists of all of the non-interested Board members.

  Officers of the Funds. Information regarding the officers of each Fund is set forth in Exhibit A. Officers of the Funds are elected and appointed by the Board and hold office until they resign, are removed or are otherwise disqualified to serve.

  Stock Ownership. As of the Record Date, none of the nominees held shares of the Funds except as set forth in the table below:

                                                                  No. of Shares
       Nominee                        Fund                            Held*
       -------    ---------------------------------------------   -------------
      Terry K.
       Glenn      MuniYield Fund, Inc.--Common Stock                 12,124**
                  MuniYield Quality Fund, Inc.--Common Stock          4,189**


      Joseph L.
       May        MuniYield Fund, Inc.--Common Stock                  1,024**
                  MuniYield Quality Fund, Inc.--Common Stock          1,000**
                  MuniYield Quality Fund II, Inc.--Common Stock       1,000**

--------
 * Rounded to the nearest whole share.
** Represents less than 1/10 of 1% of the shares outstanding.

  At the Record Date, the Board members and officers of each Fund as a group owned in the aggregate less than 1% of the Shares of the Fund outstanding at such date and owned none of the AMPS outstanding at such date. At such date, Mr. Zeikel, a Board member of each Fund, Mr. Glenn, an officer and a Board member of each Fund and the other officers of each Fund owned an aggregate of less than 1% of the outstanding shares of common stock of ML & Co.

           ITEM 2. RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

  The Board of each Fund, including a majority of the Board members who are not interested persons of the Fund, has selected the firm of Deloitte & Touche LLP ("D&T"), independent auditors, to examine the financial statements of that Fund for the current fiscal year. No Fund knows of any direct or indirect financial interest of such auditors in the Fund. Such appointment is subject to ratification or rejection by the stockholders of each Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such auditors.

  D&T also acts as independent auditors for ML & Co. and all of its subsidiaries and for most other investment companies for which FAM or MLAM acts as investment adviser. The fees received by D&T from these other entities are substantially greater, in the aggregate, than the total fees received by it from each Fund. The Board of each Fund considered the fact that D&T has been retained as the independent auditors for ML & Co. and the other entities described above in its evaluation of the independence of D&T with respect to that Fund.

  Representatives of D&T are expected to be present at the Meetings and will have the opportunity to make a statement if they so desire and to respond to questions from stockholders.

                               LEGAL PROCEEDINGS

  On June 21, 1996, a putative class action titled Jack Green, et al. v. Fund Asset Management, L.P., et al. was filed in the United States District Court for the District of Massachusetts. Among the named defendants in the action are seven of the leveraged closed-end municipal bond funds (including each of the Funds) for which FAM serves as the investment adviser. In addition to the named defendants, plaintiffs also purport to assert claims against a defendant class consisting of all other publicly traded, closed-end investment companies for which FAM serves as investment adviser and which, among other things, have issued AMPS. The named plaintiffs, who claim to be investors in the seven named funds, purport to bring the action on behalf of a class consisting of all holders of the common stock of the subject funds.

  Plaintiffs allege that FAM and other affiliated defendants received excessive compensation for managing the subject funds. Plaintiffs claim, among other things, that the registration statements, annual reports and other documents filed by the funds with the SEC were misleading because such documents allegedly failed to disclose that proceeds arising from the issuance of AMPS would be included in a fund's net assets for the purposes of calculating the investment advisory fee payable to FAM. In addition, plaintiffs allege that a conflict of interest existed because it would always be in the defendants' interest to keep the funds fully leveraged to maximize the advisory fees and collateral compensation notwithstanding adverse market conditions. Plaintiffs also allege an additional conflict of interest arising from the receipt by such affiliates of underwriting discounts, or other revenues in connection with the sale of the AMPS by the funds. The complaint also attempted to assert claims under Sections 8(e), 34(b), 36(a) and 36(b) of the Investment Company Act and the common law. Plaintiffs seek unspecified monetary damages as well as injunctive relief. By order dated July 16, 1997, the District Court Judge ordered the case transferred to the District of New Jersey.

  On September 17, 1997, defendants moved to dismiss plaintiffs' complaint on the ground that plaintiffs had failed to state a claim upon which relief could be granted. On February 23, 1998, the Court granted defendants' motion in substantial part and dismissed plaintiffs' claims under Sections 8(e), 34(b) and 36(a) of the Investment Company Act with prejudice, but declined to dismiss plaintiffs' claims under section 36(b) and state law. Defendants filed an Answer on April 30, 1998, denying the substantive allegations in the First Amended Complaint. The Court subsequently granted defendants' motion to dismiss plaintiffs' state law claims for breach of fiduciary duty and deceit, holding that Section 36(b) preempted these state law claims. Plaintiffs have appealed this decision and the Third Circuit has agreed to hear the appeal. Discovery in the case is ongoing.

  The defendants believe that the plaintiffs' allegations are without merit and intend to defend the action vigorously. FAM has agreed to indemnify the named defendant funds (including each of the Funds) for any liabilities or expenses that they may incur in connection with this litigation.

                            ADDITIONAL INFORMATION

  The expenses of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Funds in proportion to their respective net assets. The Funds will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Funds.

  In order to obtain the necessary quorum at the Meeting (i.e., a majority of the shares of each class of securities of each Fund entitled to vote at the Meeting, present in person or by proxy), supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Fund. Each Fund has retained Shareholder Communications Corporation, 17 State Street, New York, New York 10004, to assist in the solicitation of proxies at a cost to each Fund of approximately $3,500 plus out-of-pocket expenses.

  All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meetings in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the Board member nominees and "FOR" the ratification of D&T as independent auditors of each Fund.

  With respect to Item 1, "Election of Board Members," holders of AMPS, voting separately as a class, are entitled to elect two Board members and holders of Capital Stock, voting together as a single class, are entitled to elect the remaining Board members. Assuming a quorum is present, (i) election of the two Board members to be elected by the holders of AMPS, voting separately as a class, will require a plurality of all votes cast by the holders of AMPS, represented at the Meeting and entitled to vote; and (ii) election of the remaining Board members will require a plurality of all votes cast by the holders of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class. Approval of Item 2. "Ratification of the Selection of Independent Auditors," will require the affirmative vote of a majority of votes cast by the holders of shares of Capital Stock represented at the Meeting and entitled to vote, voting together as a single class. A "plurality of the votes" means the candidate must receive more votes than any other candidate for the same position, but not necessarily a majority of votes cast.

  Broker-dealer firms, including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), holding shares of each Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each Item before the Meeting. The Funds understand that, under the rules of the New York Stock Exchange such broker-dealer firms may, without instructions from their customers and clients, grant authority to the proxies designated to vote on the election of Board members (Item 1) and ratification of the selection of independent auditors (Item 2) if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. The Funds will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. Proxies that are returned to the Fund but that are marked "abstain" or on which a broker-dealer has declined to vote on any proposal ("broker non-votes") will be counted as present for purposes of a quorum. MLPF&S has advised the Funds that it intends to vote shares held in its name for which no instructions are received, except as limited by agreement or applicable law, on Items 1 and 2 in the same proportion as the votes received from beneficial owners of those shares for which instructions have been received, whether or not held in nominee name. Abstentions and broker non-votes will not be counted as votes cast. Abstentions and broker non-votes, therefore, will not have an effect on the vote on Item 1 or Item 2.

  Management knows of no other matters to be presented at the Meetings. However, if other matters are presented for a vote at the Meetings or any adjournments thereof, the proxy holders will vote the Shares and AMPS represented by properly executed proxies according to their judgment on those matters.

Address Of Investment Adviser

  The principal office of FAM is located at 800 Scudders Mill Road, Plainsboro, New Jersey 08536.

Annual Report Delivery

  Each Fund will furnish, without charge, a copy of its Annual Report for the Fund's last fiscal year to any stockholder upon request. Such requests should be directed to the applicable Fund, P.O. Box 9011, Princeton, New Jersey 08543-9011, Attention: Alice A. Pellegrino, or to 1-800-456-4587, ext. 123.

Stockholder Proposals

  If a stockholder intends to present a proposal at the 2001 Annual Meeting of Stockholders of a Fund, which is anticipated to be held in April 2001, and desires to have the proposal included in the Fund's proxy statement and form of proxy for that meeting, the stockholder must deliver the proposal to the offices of the Fund by November 18, 2000.

                                          By Order of the Boards of Directors

                                          ALICE A. PELLEGRINO
                                          Secretary of the Funds

Dated: March 20, 2000

                                                                       Exhibit A

                      INFORMATION PERTAINING TO EACH FUND

 . General Information Pertaining to the Funds

                                    Defined Term   Fiscal
                                   Used in Exhibit  Year    State of    Meeting
                                          A         End   Organization   Time
Fund                               --------------- ------ ------------ ---------

MuniYield Fund, Inc...............         MY Fund 10/31       MD      1:00 p.m.
MuniYield Quality Fund, Inc.......    Quality Fund 10/31       MD      1:20 p.m.
MuniYield Quality Fund II, Inc.... Quality Fund II 10/31       MD      1:40 p.m.

                                                       Shares of Capital Stock
                                                          Outstanding as of
                                                           the Record Date
                                                       -----------------------
                                                         Shares     AMPS
Fund                                                   ----------- --------
MY Fund...............................................  38,317,103  10,000
Quality Fund..........................................  30,425,258   8,000
Quality Fund II.......................................  22,366,930   6,000

 . Information Pertaining to Officers and Board Members

                    Year in Which Each Nominee Became a Member of the Board
                  --------------------------------------------------------------
                   Bodurtha   Glenn    London   May     Perold   Ramo    Zeikel
Fund              ---------- -------  -------- ------- -------- ------- --------

MY Fund..........      1995     1999      1991    1991     1991    1999     1991
Quality Fund.....      1995     1999      1992    1992     1992    1999     1992
Quality Fund II..      1995     1999      1992    1992     1992    1999     1992

  Set forth in the table below, with respect to each Fund, are the names of the nominees to be elected by holders of AMPS, voting separately as a class, and the names of the nominees to be elected by holders of shares of Capital Stock, voting together as a single class.

                                  Nominees to be                   Nominees to be Elected
                            Elected by holders of AMPS          by Holders of Shares and AMPS
Fund                     --------------------------------- ---------------------------------------

MY Fund................. James H. Bodurtha Joseph L. May   Terry K. Glenn      Andre F. Perold
                                                           Herbert I. London   Arthur Zeikel
                                                           Roberta Cooper Ramo
Quality Fund............ Joseph L. May     Andre F. Perold James H. Bodurtha   Roberta Cooper Ramo
                                                           Terry K. Glenn      Arthur Zeikel
                                                           Herbert I. London
Quality Fund II......... James H. Bodurtha Joseph L. May   Terry K. Glenn      Andre F. Perold
                                                           Herbert I. London   Arthur Zeikel
                                                           Roberta Cooper Ramo

  Set forth in the table below is information regarding board and committee meetings held and the aggregate fees and expenses paid by the Fund to non-affiliated Board members during each Fund's most recently completed fiscal year.

                             Board              Audit Committee
                    ----------------------- -----------------------
                                      Per                     Per
                       #     Annual Meeting    #     Annual Meeting  Aggregate
                    Meetings  Fee     Fee   Meetings  Fee     Fee    Fees and
                     Held*    ($)    ($)**   Held*    ($)    ($)**  Expenses($)
                    -------- ------ ------- -------- ------ ------- -----------
MY Fund............     6    5,000    500       4    1,000    250     41,940
Quality Fund.......     6    2,500    250       4      500    125     23,276
Quality Fund II....     6    2,500    250       4      500    125     23,176

--------
 *  Includes meetings held via teleconferencing equipment.
** The fee is payable for each meeting attended in person. A fee is not paid for telephonic meetings.

Set forth in the table below is information regarding compensation paid by the Fund to the non-affiliated Board members for the most recently completed fiscal year.

                                                Compensation From Fund ($)+
                                            ------------------------------------
                                            Bodurtha London  May  Perold Ramo(1)
                                            -------- ------ ----- ------ -------
MY Fund....................................  9,000   9,000  9,000 9,000      0
Quality Fund...............................  4,500   4,500  4,500 4,500      0
Quality Fund II............................  4,500   4,500  4,500 4,500      0

--------
 +  No pension or retirement benefits are accrued as part of Fund expenses.
(1) Ms. Ramo did not join the Boards until December 15, 1999 and received no compensation in the fiscal years ended October 31, 1999.

  Set forth in the table below is information regarding the aggregate compensation paid by all registered investment companies advised by FAM and its affiliate ("Affiliate-Advised Funds"), to non-affiliated Board members for the year ended December 31, 1999.

                                 Aggregate Compensation From Fund and Other
Name of Board Member        Affiliate-Advised Funds Paid to Board Members ($)(1)
--------------------        ----------------------------------------------------
James H. Bodurtha..........                       $133,500
Herbert I. London..........                       $133,500
Joseph L. May..............                       $133,500
Andre F. Perold............                       $133,250
Roberta Cooper Ramo(2).....                              0

--------
(1)  The Directors serve on the boards of Affiliate-Advised Funds as follows:
     Mr. Bodurtha (29 registered investment companies consisting of 43 portfolios); Mr. London (29 registered investment companies consisting of 43 portfolios); Mr. May (29 registered investment companies consisting of 43 portfolios); Mr. Perold (29 registered investment companies consisting of 43 portfolios); and Ms. Ramo (23 registered investment companies consisting of 19 portfolios).
(2) Ms. Ramo joined the Boards on December 15, 1999 and received no compensation in the year ended December 31, 1999.

  Set forth in the table below is information about the officers of each of the Funds.

                                                                Quality Quality
     Name and Biography       Age        Office         MY Fund  Fund   Fund II
     ------------------       --- --------------------- ------- ------- -------
Terry K. Glenn...............  59       President        1991*   1992*   1992*
 Executive Vice President of
 FAM and MLAM since 1983;
 Executive Vice President and
 Director of Princeton
 Services since 1993;
 President of Princeton Funds
 Distributor, Inc. ("PFD")
 since 1986 and Director
 thereof since 1991;
 President of Princeton
 Administrators, L.P. since
 1988.
Vincent R. Giordano..........  55 Senior Vice President   1991    1992    1992
 Senior Vice President of FAM
 and MLAM since 1984;
 Portfolio Manager of FAM and
 MLAM since 1977; Senior Vice
 President of Princeton
 Services since 1993.
Kenneth A. Jacob.............  49    Vice President       1991    1992    1992
 First Vice President of MLAM
 since 1997; Vice President
 of MLAM from 1984 to 1997;
 Vice President of FAM since
 1984.
Donald C. Burke .............  39    Vice President       1993    1993    1993
 Senior Vice President and              Treasurer         1999    1999    1999
 Treasurer of FAM and MLAM
 since 1999; Senior Vice
 President and Treasurer of
 Princeton Services since
 1999; Vice President of PFD
 since 1999; First Vice
 President of MLAM from 1997
 to 1999; Vice President of
 MLAM from 1990 to 1997;
 Director of Taxation of MLAM
 since 1990.
Robert A. DiMella, CFA.......  33    Vice President        --      --     1995
 Vice President of MLAM since
 1997; Assistant Portfolio
 Manager of MLAM from 1993 to
 1995.
Theodore R. Jaeckel, Jr......  40    Vice President       1995     --      --
 Director, Municipal Tax
 Exempt Fund Management of
 MLAM since 1997; Vice
 President of MLAM from 1991
 to 1997
Michael Kalinoski............  29    Vice President        --     1999     --
 Vice President and Portfolio
 Manager of MLAM since 1999;
 Head Municipal Bank Trader
 with Strong Funds from 1996
 to 1999 and a member of the
 municipal bond investment
 team of Strong Funds from
 1993 to 1996.
Alice A. Pellegrino..........  40       Secretary         1999    1999    1999
 Vice President of MLAM since
 1999; Attorney associated
 with MLAM since 1997;
 Associate with Kirkpatrick &
 Lockhart LLP from 1992 to
 1997.

--------
*Mr. Glenn was elected President of each Fund in 1999. Prior to that he served as Executive Vice President of each Fund.

                                                                    COMMON STOCK


                              MUNIYIELD FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

           The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield Fund, Inc. (the "Fund") held of record by the undersigned on February 23, 2000 at the Annual Meeting of Stockholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

                     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

           By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes |o| or |X| in blue or black ink.


1.  ELECTION OF DIRECTORS         FOR all nominees listed below                          WITHHOLD AUTHORITY
                                  (except as marked to the contrary below)  |_|          to vote for all nominees listed below  |_|


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

Terry K. Glenn, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo and Arthur Zeikel


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|                    AGAINST |_|                 ABSTAIN |_|


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.




Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                               2000
     ----------------------------------------------------------------


X
  --------------------------------------------------------------------------
             Signature


X
 --------------------------------------------------------------------------
             Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                              MUNIYIELD FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

           The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Fund, Inc. (the "Fund") held of record by the undersigned on February 23, 2000 at the Annual Meeting of Stockholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

                     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

           By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes |o| or |X| in blue or black ink.


1.  ELECTION OF DIRECTORS
                                  FOR all nominees listed below                          WITHHOLD AUTHORITY
                                  (except as marked to the contrary below)  |_|          to vote for all nominees listed below  |_|


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, Andre F. Perold, Roberta Cooper Ramo and Arthur Zeikel


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|                    AGAINST |_|                 ABSTAIN |_|


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                                                               2000
     ----------------------------------------------------------------


X
  --------------------------------------------------------------------------
             Signature


X
 --------------------------------------------------------------------------
             Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK


                         MUNIYIELD QUALITY FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

           The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield Quality Fund II, Inc. (the "Fund") held of record by the undersigned on February 23, 2000 at the Annual Meeting of Stockholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

                     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

           By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes |o| or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS       FOR all nominees listed below                        WITHHOLD AUTHORITY
                                (except as marked to the contrary below)  |_|        to vote for all nominees listed below  |_|


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
Terry K. Glenn, Herbert I. London, Andre F. Perold, Roberta Cooper Ramo and Arthur Zeikel


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|                    AGAINST |_|                 ABSTAIN |_|


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.




Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.


Dated:                                                               2000
     ----------------------------------------------------------------


X
  --------------------------------------------------------------------------
             Signature


X
 --------------------------------------------------------------------------
             Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                         MUNIYIELD QUALITY FUND II, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

           The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Quality Fund II, Inc. (the "Fund") held of record by the undersigned on February 23, 2000 at the Annual Meeting of Stockholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

                     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

           By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes |o| or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS         FOR all nominees listed below                         WITHHOLD AUTHORITY
                                  (except as marked to the contrary below)  |_|         to vote for all nominees listed below  |_|

(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, Andre F. Perold, Roberta Cooper Ramo and Arthur Zeikel

2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


FOR |_|                    AGAINST |_|                 ABSTAIN |_|


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                               2000
     ----------------------------------------------------------------


X
  --------------------------------------------------------------------------
             Signature


X
 --------------------------------------------------------------------------
             Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                    COMMON STOCK


                          MUNIYIELD QUALITY FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

           The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Common Stock of MuniYield Quality Fund, Inc. (the "Fund") held of record by the undersigned on February 23, 2000 at the Annual Meeting of Stockholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

                     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

           By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes |o| or |X| in blue or black ink.

1.  ELECTION OF DIRECTORS        FOR all nominees listed below                           WITHHOLD AUTHORITY
                                 (except as marked to the contrary below)  |_|           to vote for all nominees listed below  |_|


(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
James H. Bodurtha, Terry K. Glenn, Herbert I. London, Roberta Cooper Ramo and Arthur Zeikel


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.


FOR |_|                    AGAINST |_|                 ABSTAIN |_|


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.




Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                               2000
     ----------------------------------------------------------------


X
  --------------------------------------------------------------------------
             Signature


X
 --------------------------------------------------------------------------
             Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                                                                  AUCTION MARKET
                                                                 PREFERRED STOCK


                          MUNIYIELD QUALITY FUND, INC.
                                  P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                      PROXY

           This proxy is solicited on behalf of the Board of Directors

           The undersigned hereby appoints Terry K. Glenn, Donald C. Burke and Alice A. Pellegrino as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote, as designated on the reverse hereof, all the shares of Auction Market Preferred Stock of MuniYield Quality Fund, Inc. (the "Fund") held of record by the undersigned on February 23, 2000 at the Annual Meeting of Stockholders of the Fund to be held on April 27, 2000 or any adjournment thereof.

                     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

           By signing and dating the reverse side of this card, you authorize the proxies to vote each proposal as marked, or if not marked, to vote "FOR" each proposal, and to use their discretion to vote for any other matter as may properly come before the meeting or any adjournment thereof. If you do not intend to personally attend the meeting, please complete and return this card at once in the enclosed envelope.

                                (Continued and to be signed on the reverse side)

Please mark boxes |o| or |X| in blue or black ink.



1.  ELECTION OF DIRECTORS      FOR all nominees listed below                             WITHHOLD AUTHORITY
                               (except as marked to the contrary below)  |_|             to vote for all nominees listed below  |_|



(INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)
James H. Bodurtha, Terry K. Glenn, Herbert I. London, Joseph L. May, Andre F. Perold, Roberta Cooper Ramo and Arthur Zeikel


2. Proposal to ratify the selection of Deloitte & Touche LLP as the independent auditors of the Fund to serve for the current fiscal year.

FOR |_|                    AGAINST |_|                 ABSTAIN |_|


3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

If the undersigned is a broker-dealer, it hereby instructs the proxies, pursuant to Rule 452 of the New York Stock Exchange, to vote any uninstructed shares of Auction Market Preferred Stock, in the same proportion as votes cast by holders of Auction Market Preferred Stock, who have responded to this proxy solicitation.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney or as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Dated:                                                               2000
     ----------------------------------------------------------------


X
  --------------------------------------------------------------------------
             Signature


X
 --------------------------------------------------------------------------
             Signature, if held jointly


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.